American Beacon International Equity Index Fund

Supplement dated October 15, 2014
To the Prospectus and Summary Prospectus dated April 30, 2014

The information below supplements the Prospectus dated April 30, 2014 and is in addition to any other supplement(s):

The following information is inserted at the end of the section titled "Purchase and Sale of Fund Shares" on page 9 of the Prospectus and page 4 of the Summary Prospectus is deleted and replaced with the following:

The American Beacon International Equity Index Fund (the "Fund") will close to new investors as of the close of business on December 31, 2014.  Existing shareholders as of that date may continue to purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

The following information is inserted as the final paragraph to the section titled "Purchase and Redemption of Fund Shares – Eligibility" on page 18 of the Prospectus:

Effective as of the close of business on December 31, 2014, the Fund will close to new investors.   The Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from: (1) existing shareholders of the Fund who had open accounts as of December 31, 2014; or (2) participants in most qualified retirement plans if the Fund was designated as an investment option as of December 31, 2014. Investors through financial intermediaries who did not have a funded position through the intermediary by December 31, 2014 may not invest in the Fund after that date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE